Exhibit 99.1

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

Chagrin Falls, Ohio

CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

Chagrin Falls, Ohio

CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders

BNC & Associates, Inc. and Subsidiaries

Chagrin Falls, Ohio

We have audited the accompanying consolidated balance sheet of BNC & Associates, Inc. and Subsidiaries as of March 31, 2005, and the related consolidated statements of income and retained earnings and cash flows for the nine months then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversite Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of BNC & Associates, Inc. and Subsidiaries as of March 31, 2005, and the results of their operations and their cash flows for the nine months then ended in conformity with U.S. generally accepted accounting principles.

/s/  Crowe Chizek and Company LLC

Oak Brook, Illinois

May 5, 2005

1.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

March 31, 2005

ASSETS
Current assets
Accounts receivable, net of allowance for doubtful accounts of $43,000	$3,669,114
Inventories	5,715,601
Prepaid expenses and deposits	60,766
Deferred income taxes	393,000

Total current assets	9,838,481
Building, improvements, and equipment, net	1,140,166
Other assets
Goodwill	366,279
Deposits and other	317,423

683,702

$11,662,349

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Checks issued in excess of bank balance	$117,577
Lines of credit	1,876,513
Current maturities of long-term debt	3,608,662
Accounts payable	1,783,911
Accrued expenses	484,176
Income taxes payable	874,241

Total current liabilities	8,745,088
Long-term debt, net of current maturities	238,720
Deferred income taxes	58,000
Minority interests in consolidated subsidiaries	329,007
Shareholders’ equity
Common stock, $1 par value 60,000 shares authorized 39,140 shares outstanding	39,140
Additional paid-in capital	2,128,329
Retained earnings	124,073

2,291,542

$11,662,349

See accompanying notes to consolidated financial statements.

2.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS

For the nine months ended March 31, 2005

Sales, net	$17,493,617
Cost of goods sold	12,193,847

Gross profit	5,299,770
Selling, general, and administrative expenses	3,562,686

Income from operations	1,737,084
Other income (expense)
Interest expense	(293,551)
Other	(41,649)

(335,200)

Income before income taxes and minority interest	1,401,884
Provision for income taxes	525,137

Income before minority interest	876,747
Minority interest expense	106,583

Net income	770,164
Accumulated deficit, beginning of period	(646,091)

Retained earnings, end of period	$124,073

See accompanying notes to consolidated financial statements.

3.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended March 31, 2005

Cash flows from operating activities
Net income	$770,164
Adjustments to reconcile net income to net cash from operating activities
Depreciation and amortization	272,613
Minority interest in net income of subsidiaries	106,583
Equity loss on investment	103,502
Deferred income taxes	26,000
Changes in assets and liabilities
Accounts receivable	134,494
Inventories	(1,338,377)
Other assets	188,729
Checks issued in excess of bank balance	117,577
Accounts payable and accrued expenses	(279,171)

Net cash provided by operating activities	102,114
Cash flows from investing activities
Capital expenditures	(310,177)

Net cash used in investing activities	(310,177)
Cash flows from financing activities
Net proceeds from line of credit	253,664
Principal payments on long-term debt	(212,379)

Net cash provided by financing activities	41,285

Net decrease in cash	(166,778)
Cash at beginning of period	166,778

Cash at end of period	$—

Supplemental disclosures of cash flow information
Cash paid during the period for
interest	$299,104
Income taxes	196,844
Noncash investing and financing activities
Equipment acquired through financing arrangement	$57,186

See accompanying notes to consolidated financial statements.

4.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: BNC & Associates, Inc. and Subsidiaries (“the Company”) is a manufacturer and distributor of weldable fasteners, equipment, and accessories for construction and industrial markets. The Company is also a distributor and wholesaler of domestic and foreign brake parts for the automotive brake aftermarket, which represents approximately 12% of the Company’s total sales. The majority of the Company’s business is throughout the United States.

Principles of Consolidation: The consolidated financial statements include the accounts of BNC & Associates, Inc. and its majority-owned subsidiaries (ownership percentage in parentheses): Stud Welding Associates, Inc. (92.82%); SKN Brake Parts, Inc. (83%); New West Stud Welding (60%); Webb Machine Products Company, Inc. (100%); Alpha Fastening Systems, Inc. (80%); Refractory Anchors of Texas, Inc. (100%); and Alpha Stud Welding, Inc., which is 100% owned by Alpha Fastening Systems, Inc. and Refractory Anchors of Texas, Inc. All significant intercompany profits, transactions, and balances have been eliminated in consolidation.

The Company owns a 50% interest in American Stud Welding, Inc. which has been accounted for by the equity method. The net investment at March 31, 2005 was approximately $11,000 and is shown as other assets.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the allowance for doubtful accounts and the reserve for obsolete inventory.

Accounts Receivable: Accounts receivable is comprised of amounts billed to customers net of an allowance for uncollectible amounts. The allowance for doubtful accounts is estimated by management and is based on specific information about customer accounts, past loss experience, and general economic conditions. An account is charged off by management when deemed uncollectible, although collection efforts may continue.

Revenue Recognition: The Company recognizes revenue through the sale of manufactured products and records the sale when products are shipped, the title passes to the customer, and collection is reasonably assured.

(Continued)

5.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories: Inventories are stated at the lower of first-in, first-out (“FIFO”) cost or market. Inventories consist of the following at March 31, 2005:

Raw materials	$1,285,324
Finished products	4,933,952

6,219,276
Allowance for excess and obsolete inventories	(503,675)

$5,715,601

Building, Improvements, and Equipment: Building, improvements, and equipment are stated at cost. Expenditures for maintenance and repairs are charged directly against income when incurred; major renewals and betterments are capitalized. Depreciation and amortization are computed using both straight-line and accelerated methods.

Goodwill: Goodwill relates to the excess of the purchase price over the fair value of tangible and identifiable intangible net assets acquired in a business acquisition. Goodwill is not amortized but rather tested annually for impairment based upon the fair value of the reporting unit with which it resides.

Impairment of Long-Lived Assets: The Company reviews for impairment its long-lived assets whenever events or changes in circumstances indicate that carrying amounts of an asset may not be recoverable. In performing the review for recoverability, the Company estimates the future cash flows expected to result from the use of the asset and from its eventual disposition. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized; otherwise, no impairment loss is recognized.

Income Taxes: Income tax expense includes federal and state taxes currently payable and deferred taxes computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates.

Concentrations: During 2004, purchases from one supplier amounted to approximately 27% of total purchases.

The Company maintains the majority of its cash at one bank. Bank balances are insured by the Federal Deposit Insurance Corporation up to $100,000.

(Continued)

6.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following at March 31, 2005:

Building and improvements	$197,418
Machinery and equipment	4,386,065
Furniture and fixtures	36,490
Computer equipment and software	125,653

4,745,626
Accumulated depreciation and amortization	(3,605,460)

$1,140,166

NOTE 3 - INCOME TAXES

The provision for income taxes for the period ended March 31, 2005 is summarized as follows:

Federal, currently payable	$437,862
State, currently payable	113,275
Deferred	(26,000)

$525,137

Income tax expense differs from the expense at statutory rates due to certain non-deductible expenses.

Deferred tax assets (liabilities) are comprised of the following at March 31, 2005.

Allowance for doubtful accounts	$17,000
Inventory reserves	297,000
Vacation accrual	62,000
Other accruals	17,000
Intangible asset amortization	(5,000)
Accumulated depreciation	(53,000)

$335,000

(Continued)

7.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 4 - LINE OF CREDIT

The Company has a credit agreement (“the Agreement”) which consists of a revolving credit loan limited to $2,500,000 or an amount calculated based upon eligible accounts receivable and inventory, as defined in the Agreement, whichever is lower. The Agreement matures June 30, 2005.

As of March 31, 2005, the Company had borrowings outstanding of $1,828,178 under the Agreement. The line bears interest at the bank’s prime lending rate plus 0.25%, which was 6% at March 31, 2005.

The Company’s commercial bank loans are collateralized by substantially all assets of the Company. In addition, the Agreement imposes certain restrictions on the Company and requires that certain financial ratios and results be achieved. The most restrictive provisions of the Agreement require the Company to maintain tangible net worth and minimum tangible net worth. For the nine months ended March 31, 2005, the Company was not in compliance with all covenants. All loans associated with this bank are shown as current due to convenant violation.

The Company has an additional line of credit agreement with availability of $50,000, bearing interest at a variable rate (8.125% at March 31, 2005). As of March 31, 2005, the Company had borrowings outstanding of $48,335 under the agreement. The line of credit is renewed annually, and is collateralized by accounts receivable, inventories, land and equipment.

NOTE 5 - LONG-TERM DEBT

Long-term debt consists of the following at March 31, 2005:

Bank term note payable dated August 30, 2004 in the amount of $2,272,997 with interest at the bank-determined cost of funds rate plus 2.75% (5.2% at March 31, 2005); payable in 59 monthly installments of $24,415 with a final payment of $1,309,586 due August 30, 2009. (1)	$2,167,005
Bank term note payable in the amount of $200,000 with interest at the bank-determined cost of funds rate plus 3.00% (5.75% at March 31, 2005); payable in monthly installments of $1,610 including interest with final payment due on October 16, 2014. (1)	148,237
Various term notes payable to the majority shareholder. Payments are due upon demand with interest at 8% per year.	937,884
Term note dated October 1, 1999 payable with 120 monthly installments of $3,033 with balance due on September 1, 2009. The note bears interest at 8%.	139,274

(Continued)

8.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 5 - LONG-TERM DEBT (Continued)

Note payable to related party upon demand with interest at 11% per year.	$300,000
Term note of $135,000 dated February 1, 2000 with monthly payments of $1,500; note bears interest at 7.00% with the balance due January 31, 2009.	80,989
Equipment notes payable, collateralized by related equipment, payable in varying monthly installments through October 2010.	73,993

3,847,382
Current maturities	3,608,662

$238,720

(1)	As discussed in Note 4, the Company was not in compliance with certain bank covenants. These amounts have been classified as a current liability.

Long-term debt payments for the twelve-month periods subsequent to March 31, 2005 are as follows:

Twelve-Month Period Ending March 31,
2006	$3,608,662
2007	58,635
2008	61,651
2009	83,460
2010	29,413
Thereafter	5,561

$3,847,382

NOTE 6 - EMPLOYEE BENEFIT PLANS

The Company has a profit sharing plan with a 401(k) feature covering qualified employees. The profit sharing plan provides for contributions at the discretion of the Board of Directors, subject to certain limitations as defined in the plan. No profit sharing contribution was made for the nine-month period ended March 31, 2005.

In addition, the Company matches employee contributions relating to the 401(k) feature up to 25% of the first 6% contributed by the employee based on their eligible compensation. The Company made matching contributions amounting to $174,944 for the nine months ended March 31, 2005.

(Continued)

9.

BNC & ASSOCIATES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2005

NOTE 7 - COMMITMENTS

The Company leases warehouse, shop, and office facilities under operating leases. Most of the leases require the Company to pay real estate taxes, insurance, and maintenance costs.

Minimum annual rental payments for the twelve-month periods subsequent to March 31, 2005 are as follows:

Twelve-Month Period Ending March 31,
2006	$388,165
2007	205,891
2008	141,792
2009	146,550
2010	62,268
Thereafter	66,546

Total minimum lease payments	$1,011,212

Rent expense for the nine months ended March 31, 2005 amounted to $250,953.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company had certain debts owed to owners of the Company during the nine months ended March 31, 2005. The total interest expense related to these notes amounted to approximately $140,000 for the nine months ended March 31, 2005. A summary of the related party debt activity is as follows :

Balance outstanding, beginning of period	$2,031,079
Principal payments	793,195

Balance outstanding, end of period	$1,237,884

The Company pays certain legal fees and tax consulting fees to shareholders which were approximately $18,000 during the nine months ended March 31, 2005.

NOTE 9 - PENDING SALE OF BUSINESS

The Company has signed a letter of intent to sell substantially all of the Company’s stock pending the completion of certain events.

10.